UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: (215) 639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HCSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On Tuesday, May 27, 2025, the Company held its annual meeting of shareholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2025. As of the Record Date of March 31, 2025, there were approximately 72,916,000 shares of common stock outstanding and entitled to notice of and to vote at the annual meeting. The final voting for the matters submitted to a vote of shareholders are as follows.

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, shareholders voted for the election of nine Directors for a one-year term or until their successors are elected and qualified to fill the expiring terms of such Directors. All of the Company’s nominees for Director received the requisite plurality (i.e. the highest number of votes of the Company’s common stock in accordance with the bylaws of the Company and Section 1758 of the Pennsylvania Business Corporation Law) of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for the ensuing year or until their successors are duly elected and qualified. The voting results are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Diane S. Casey	63,402,176	2,136,628	3,729,474
Daniela Castagnino	64,877,904	660,900	3,729,474
Laura Grant	64,881,418	657,386	3,729,474
John J. McFadden	63,804,111	1,734,693	3,729,474
Dino D. Ottaviano	64,009,421	1,529,383	3,729,474
Kurt Simmons, Jr.	64,877,882	660,922	3,729,474
Jude Visconto	64,503,543	1,035,261	3,729,474
Theodore Wahl	64,403,855	1,134,949	3,729,474
Thomas G. Whalen	65,089,147	449,657	3,729,474

Proposal No. 2 — Say on Pay Vote

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company's named executive officers (the “Say on Pay Vote”) has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,465,759	3,905,178	167,867	3,729,474

Proposal No. 3 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Grant Thornton LLP as the Company's independent registered public accountants for the current fiscal year ending December 31, 2025 has received a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,921,437	1,276,506	70,335	—

Item 9.01	Financial Statements and Exhibits.

( d )    Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: May 28, 2025	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: General Counsel, Chief Compliance Officer & Secretary